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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2020

SKECHERS U.S.A., INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 318-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.001 per share	SKX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

We lease our domestic distribution center from a joint venture, HF Logistics-SKX, LLC (the “JV”), that we formed with HF Logistics I, LLC (“HF”) in January 2010 for the purpose of constructing and maintaining the facility. From time to time, HF has refinanced its interest in the JV, which we report in our financial statements as a wholly consolidated entity.

On April 30, 2010, the JV, through HF Logistics-SKX T1, LLC, a Delaware limited liability company and wholly-owned subsidiary of the JV (“HF-T1”), entered into a construction loan agreement with Bank of America, N.A. as administrative agent and as a lender, and Raymond James Bank, FSB, as a lender (collectively, the “Construction Loan Agreement”), pursuant to which the JV obtained a loan of up to $55.0 million used for construction of our U.S. distribution center (the “2010 Loan”). On November 16, 2012, HF-T1 executed an amendment to the Construction Loan Agreement (the “Amendment”), which added OneWest Bank, FSB as a lender, increased the borrowings under the 2010 Loan to $80.0 million and extended the maturity date of the 2010 Loan to October 30, 2015.

On August 11, 2015, the JV, through HF-T1, entered into an amended and restated loan agreement with Bank of America, N.A., as administrative agent and as a lender, and CIT Bank, N.A. (formerly known as OneWest Bank, FSB) and Raymond James Bank, N.A., as lenders (collectively, the “Amended Loan Agreement”), which amended and restated in its entirety the Construction Loan Agreement and the Amendment. Under the Amended Loan Agreement, the parties agreed that the lenders would loan $70.0 million to HF-T1 (the “2015 Loan”). Pursuant to the Amended Loan Agreement, the interest rate per annum on the 2015 Loan was LIBOR Daily Floating Rate (as defined therein) plus a margin of 2%.  The maturity date of the 2015 Loan was August 12, 2020, subject to HF-T1 having an option to a 24-month extension upon payment of a fee and satisfaction of certain customary terms.

On August 11, 2015, HF-T1 and Bank of America, N.A. also entered into an ISDA master agreement (together with the schedule related thereto, the “Swap Agreement”) to govern derivative and/or hedging transactions that HF-T1 concurrently entered into with Bank of America, N.A. Pursuant to the Swap Agreement, on August 14, 2015, HF-T1 entered into a confirmation of swap transactions (the “Interest Rate Swap”) with Bank of America, N.A. The Interest Rate Swap had an effective date of August 12, 2015 and a maturity date of August 12, 2022, subject to early termination at the option of HF-T1, commencing on August 1, 2020.

On March 18, 2020, HF-T1 entered into an amendment to the Amended Loan Agreement with Bank of America, N.A., Raymond James Bank, N.A. and CIT Bank, N.A. (the “2020 Amendment”) that increased the borrowings under the 2015 Loan to $129.5 million and extended the maturity date of the 2015 Loan to March 18, 2025 (the “2020 Loan”). As of the date of the 2020 Amendment, the outstanding principal balance of the 2015 Loan was $63.3 million. The additional indebtedness of $66.2 million under the 2020 Amendment is being used by the JV through HF-T1 to (i) refinance all amounts owed on the 2015 Loan, (ii) pay $1.0 million in accrued interest, loan fees and other closing costs associated with the 2020 Amendment and (iii) make a distribution of $64.4 million to HF.  Pursuant to the 2020 Amendment, the interest rate per annum on the 2020 Loan is the LIBOR Daily Floating Rate (as defined therein) plus a margin of 1.75%. The maturity date of the 2020 Loan is March 18, 2025.

On March 18, 2020, HF-T1 and Bank of America, N.A. also executed an amendment to the Swap Agreement (the “Swap Agreement Amendment”) to extend the maturity date of the Interest Rate Swap to March 18, 2025. The Swap Agreement Amendment fixes the effective interest rate on the 2020 Loan at 2.545% per annum. The 2020 Amendment and the Swap Agreement Amendment are subject to customary covenants and events of default. Bank of America, N.A. also acts as a lender and syndication agent under the Company’s credit agreement dated November 21, 2019.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the First Amendment to the Amended and Restated Loan Agreement included as Exhibit 10.1 to this filing. Exhibit 10.1 is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The execution of the 2020 Amendment described in Item 1.01 constitutes the creation of direct financial obligations of the JV, of which the Company owns a 50% equity interest. The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

10.1 First Amendment to Amended and Restated Loan Agreement dated as of March 18, 2020, by and among HF Logistics-SKX T1, LLC, which is a wholly owned subsidiary of a joint venture entered into between HF Logistics I, LLC, and Skechers R.B., LLC, a Delaware limited liability company and wholly owned subsidiary of the Registrant, Bank of America, N.A., as administrative agent and as a lender, and CIT Bank, N.A. and Raymond James Bank, N.A., as lenders.

104 Cover Page Interactive Data File (embedded within the inline XBRL document).

The information in this current report and the exhibit attached hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The Information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the Information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the Information this Current Report contains is material investor information that is not otherwise publicly available.

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Exhibit No.	Description
10.1

First Amendment to Amended and Restated Loan Agreement dated as of March 18, 2020, by and among HF Logistics-SKX T1, LLC, which is a wholly owned subsidiary of a joint venture entered into between HF Logistics I, LLC, and Skechers R.B., LLC, a Delaware limited liability company and wholly owned subsidiary of the Registrant, Bank of America, N.A., as administrative agent and as a lender, and CIT Bank, N.A. and Raymond James Bank, N.A., as lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

March 24, 2020	By:	/s/ John Vandemore

Name: John Vandemore
Title: Chief Financial Officer